UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154

(Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:   December 31

Date of reporting period:  March 31, 2015

Item 1. Schedule of Investments.

Blackstone / GSO Senior Floating Rate Term Fund

Portfolio of Investments
March 31, 2015 (Unaudited)

	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 137.02%
Aerospace and Defense - 2.45%
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,051,670	$1,056,766
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	93,294	93,562
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	2,350,611	2,357,369
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	1,021,739	1,016,630
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 5.000%, 11/02/2018	476,750	479,060
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,851,563	1,853,108
		6,856,495

Automotive - 1.86%
American Tire Distributors Inc, Senior Secured First Lien New Term Loan, 5.750%, 09/01/2021	602,491	605,881
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, L+4.50%, 12/22/2021(b)	689,516	700,293
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	3,905,878	3,914,822
		5,220,996

Banking, Finance, Insurance and Real Estate - 8.19%
Alliant Holdings I Inc, Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	2,850,109	2,871,485
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.000%, 09/06/2019	2,660,260	2,690,188
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,565,904	1,564,933
Asurion LLC, Senior Secured First Lien Incremental Tranche B-1 Term Loan, 5.000%, 05/24/2019	2,150,118	2,159,224
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,425,532	2,441,298
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,929,949	3,880,825
DTZ US Borrower LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 11/04/2021	4,364,063	4,398,604
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	1,390,659	1,381,466
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,560,883	1,563,646
		22,951,669

Beverage, Food and Tobacco - 6.24%
Brasa (Holdings) Inc, Senior Secured First Lien Term B Loan, 5.000%, 07/19/2019	2,112,500	2,115,151
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,711,739	2,686,561
Dole Food Company Inc, Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,678,534	1,686,146
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	969,263	937,762
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,913,565	2,929,546
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	6,139,577	6,149,830
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	997,487	989,174
		17,494,170

Capital Equipment - 3.13%
Delachaux SA, Senior Secured First Lien Term B USD Loan, 5.250%, 10/28/2021	990,099	995,980
Dynacast International LLC, Senior Secured First Lien Term Loan, 5.250%, 01/28/2022	588,235	594,853
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	5,594,538	5,524,606
STS Operating Inc, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,381,395	1,371,035
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	293,285	292,845
		8,779,319

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber - 4.81%
Axalta Coating Systems US Holdings Inc, Senior Secured First Lien Refinanced Term B Loan, 3.750%, 02/01/2020	$2,363,971	$2,353,758
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 07/30/2021	3,075,454	3,082,190
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,200,000	3,122,656
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	3,020,282	3,027,832
PQ Corporation, Senior Secured First Lien 2014 Term Loan, 4.000%, 08/07/2017	1,460,063	1,457,326
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	436,404	434,359
		13,478,121

Construction and Building - 3.25%
Headwaters Incorporated, Senior Secured First Lien Term B Loan, 4.500%, 03/24/2022	305,810	307,531
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	2,660,000	2,677,716
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,120,132	2,124,117
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,982,759	3,982,778
		9,092,142

Consumer Goods Durable - 2.99%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,046,602	1,033,520
Capital Safety North America Holdings Inc, Senior Secured First Lien Initial Term Loan, 3.750%, 03/29/2021	3,506,148	3,455,747
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, L+5.00%, 12/13/2021(b)	1,870,313	1,892,915
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,141,732	1,982,890
		8,365,072

Consumer Goods Non Durable - 3.77%
Armored AutoGroup Inc, Senior Secured First Lien New Term Loan, 6.000%, 11/05/2016	1,653,675	1,661,943
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,989,786	3,900,016
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,421,136	4,360,346
New HB Acquisition LLC, Senior Secured First Lien Term B Loan, 6.750%, 04/09/2020	632,390	645,433
		10,567,738

Containers, Packaging and Glass - 3.77%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	588,757	591,027
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	350,000	353,719
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 5.250%, 05/08/2019	740,625	746,335
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	3,059,696	3,052,046
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	447,632	446,654
Polarpak Inc, Senior Secured First Lien Canadian Borrower USD Term Loan, 4.500%, 06/08/2020	2,365,373	2,371,286
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.000%, 12/01/2018	1,462,031	1,470,255
WNA Holdings Inc, Senior Secured First Lien USD Term Loan US Borrower, 4.500%, 06/08/2020	1,516,052	1,519,842
		10,551,164

Energy Electricity - 1.01%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,817,313	2,825,525

Energy, Oil and Gas - 7.22%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	1,262,963
CITGO Holding Inc, Senior Secured First Lien Term Loan, 9.500%, 05/12/2018	2,992,500	2,979,408
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	2,511,395	2,378,769
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/25/2021	1,002,425	839,531
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,791,670

	Principal
	Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	$5,084,797	$4,745,819
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	673,777	628,860
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	411,547	384,111
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	2,054,385
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,908,654	1,732,103
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,637,391	1,432,718
		20,230,337

Environmental Industries - 0.95%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	2,057,744
Waste Industries USA Inc, Senior Secured First Lien Term Loan, 4.250%, 02/27/2020	588,235	590,900
		2,648,644

Forest Products and Paper - 0.15%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	423,382	409,093

Healthcare and Pharmaceuticals - 12.19%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,414,634	2,402,187
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	2,742,983	2,761,855
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 12/01/2021	252,177	254,699
Curo Health Services Holding Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,428,571	1,436,307
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	264,667	265,659
Envision Acquisition Company LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 11/04/2020	4,075,866	4,091,171
Ikaria Acquisition Inc, Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	1,851,144	1,855,078
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,053,672	1,059,161
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.750%, 01/29/2021	1,077,202	1,078,414
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, L+8.50%, 12/09/2019(b)	4,628,218	4,629,375
Pharmaceutical Product Development Inc, Senior Secured First Lien 2013 Term Loan, 4.000%, 12/05/2018	2,148,924	2,152,803
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	2,337,216	2,342,078
PRA Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	3,029,790	3,042,576
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,576,531	1,578,501
QoL Meds LLC, Senior Secured First Lien Term Loan, 5.500%, 07/15/2020	884,444	886,655
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	3,995,489	3,635,895
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	680,114	683,517
		34,155,931

High Tech Industries - 17.45%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	431,676	433,564
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	4,524,080	4,517,022
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	1,425,000	1,426,781
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, L+4.00%, 09/10/2020(b)	3,902,568	3,826,351
Compuware Corporation, Senior Secured Second Lien Term Loan, L+8.25%, 12/09/2022(b)	5,000,000	4,658,325
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	1,840,072	1,842,373
Freescale Semiconductor Inc, Senior Secured First Lien Tranche B-4 Term Loan, 4.250%, 02/28/2020	982,549	985,684
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/10/2021	2,428,571	2,437,679
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,518,949	3,533,025
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,500,000	1,477,500
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,821,429	2,752,656

	Principal
	Amount	Market Value

High Tech Industries (continued)
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	$2,706,818	$2,708,523
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	848,750
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,795,500	1,803,077
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,522,144	1,536,894
Sophia LP, Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,873,518	1,875,157
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	498,741	441,385
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.500%, 07/13/2020	3,197,010	3,223,993
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,985,000	1,980,037
TIBCO Software Inc, Senior Secured First Lien Term Loan, 6.500%, 12/04/2020	1,737,947	1,741,206
Vertafore Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/03/2019	1,800,711	1,803,899
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,023,445
		48,877,326

Hotels, Gaming and Leisure - 6.25%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, L+6.75%, 07/29/2022(b)	3,812,600	3,795,119
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5-B Loan, 6.005%, 03/01/2017(c)	2,619,508	2,400,124
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6-B Loan, 7.005%, 03/01/2017(c)	867,795	800,680
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	4,087,791	3,878,291
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,993,793	1,991,301
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,766,176	2,776,356
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/27/2020	1,863,227	1,864,391
		17,506,262

Media Advertising, Printing and Publishing - 1.87%
Penton Media Inc, Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,364,000	2,377,794
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,852,083	2,855,663
		5,233,457

Media Broadcasting and Subscription - 2.11%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,424,148	1,439,728
Sable International Finance Ltd, Senior Secured First Lien Term Loan, L+4.50%, 04/28/2017(b)	1,461,769	1,466,323
Sable International Finance Ltd, Senior Unsecured First Lien Term Loan, L+5.50%, 04/28/2017(b)	1,666,667	1,675,000
Univision Communications Inc., Senior Secured First Lien 2013 Incremental Term Loan, 4.000%, 03/01/2020	1,345,641	1,344,484
		5,925,535

Metals and Mining - 1.13%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,480,911	1,925,807
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,294,510	1,250,820
		3,176,627

Retail - 10.54%
Academy Ltd, Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	2,899,406	2,911,091
Albertson's LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	982,074	990,604
Container Store Inc (The), Senior Secured First Lien Term B Loan, 4.250%, 04/08/2019	2,752,817	2,749,376
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	3,246,234	3,159,397
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,752,060	1,748,775
New Albertson's Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/27/2021	4,030,256	4,049,561
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,183,500	2,072,284
Party City Holdings Inc, Senior Secured First Lien 2014 Replacement Term Loan, 4.000%, 07/29/2019	1,042,363	1,043,014

	Principal
	Amount	Market Value

Retail (continued)
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	$1,994,431	$1,908,012
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	2,867,784	2,886,611
Spencer Gifts LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 07/16/2021	2,000,000	1,987,500
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	4,035,354
		29,541,579

Services - Business - 15.42%
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 07/23/2021	2,650,802	2,653,373
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	4,000,000	4,014,160
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,919,777	2,846,782
Carecore National LLC, Senior Secured First Lien Term Loan, L+4.50%, 03/05/2021(b)	3,176,266	3,200,088
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	4,221,937	4,063,614
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 3.750%, 03/31/2021	1,198,448	1,196,417
PGA Holdings Inc (Press Ganey), Senior Secured First Lien New Term Loan, 4.250%, 04/20/2018	2,692,161	2,696,375
Power Buyer LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	146,464	145,731
Power Buyer LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	2,736,016	2,722,336
Scitor Corporation, Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	446,758	447,128
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	2,028,774
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,818,182	1,777,273
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,359,405	2,374,151
Trans Union LLC, Senior Secured First Lien 2014 Replacement Term Loan, 4.000%, 04/09/2021	2,266,265	2,269,279
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,783,339	1,787,797
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	500,000	499,168
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	1,234,785	1,233,242
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/06/2021	2,750,000	2,701,875
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	4,539,101	4,544,774
		43,202,337

Services - Consumer - 2.66%
Learning Care Group (US) No. 2 Inc., Senior Secured First Lien Term Loan, 5.500%, 05/05/2021	1,470,370	1,482,008
Monitronics International Inc, Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	1,408,290	1,411,283
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	457,424	458,567
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	654,533
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,389,474	1,363,421
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,080,094	2,076,839
		7,446,651

Telecommunications - 5.77%
Avaya Inc, Senior Secured First Lien Extended Term B-3 Loan, 4.652%, 10/26/2017	5,296,931	5,219,887
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,994,975	1,993,728
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,932,405	4,009,421
Fibertech Networks LLC, Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	3,024,290	3,030,914
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,985,000	1,910,562
		16,164,512

Transportation Consumer - 2.00%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,303,847	4,279,660
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,320,795	1,323,767
		5,603,427

	Principal
	Amount	Market Value

Utilities Electric - 9.84%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, L+3.75%, 02/24/2021(b)	$971,803	$977,877
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, L+4.75%, 12/31/2020(b)	1,642,898	1,669,595
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,271,556	2,282,914
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, L+7.25%, 12/19/2022(b)	2,030,075	2,064,333
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,492,593
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, L+6.50%, 08/21/2020(b)	3,470,588	3,496,618
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	3,989,978	3,980,003
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, L+7.50%, 04/03/2019(b)	2,647,273	2,607,564
Pike Corporation, Senior Secured First Lien Initial Term Loan, L+4.50%, 12/22/2021(b)	1,662,500	1,670,122
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,394,224	4,387,171
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,902,017	1,906,772
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	1,027,388	1,041,514
		27,577,076

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $386,161,161)		383,881,205

CORPORATE BONDS - 7.14%
Consumer Goods Durable - 0.54%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(d)	1,500,000	1,507,500

Containers, Packaging and Glass - 0.18%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(d)	500,000	513,750

Energy, Oil and Gas - 1.80%
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2020(d)	3,000,000	3,003,750
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	950,000	858,562
Swift Energy Co, Senior Unsecured Bond, 7.125%, 06/01/2017	2,000,000	1,170,000
		5,032,312

Healthcare and Pharmaceuticals - 0.16%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	443,750

High Tech Industries - 0.75%
Viasystems Inc, Senior Unsecured Bond, 7.875%, 05/01/2019(d)	2,000,000	2,115,000

Hotels, Gaming and Leisure - 0.38%
Carlson Wagonlit B V, Senior Unsecured Bond, 6.875%, 06/15/2019(d)	1,000,000	1,052,500

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,417,000

Retail - 1.64%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(d)	1,800,000	1,503,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(d)(e)	3,000,000	3,090,000
		4,593,000

Services - Business - 0.09%
Live Nation Entertainment Inc, Senior Unsecured Bond, 7.000%, 09/01/2020(d)	250,000	267,500

Services - Consumer - 0.35%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	983,750

	Principal
	Amount	Market Value

Telecommunications - 0.74%
Intelsat Jackson Hldg, Senior Unsecured Bond, 7.250%, 10/15/2020	$2,000,000	$2,065,000

TOTAL CORPORATE BONDS
(Cost $20,446,195)		19,991,062

	Shares	Market Value
COMMON STOCK - 0.13%
Consumer Goods Durable - 0.13%
New MMI Holdings Inc (f)	28,009	$378,122

TOTAL COMMON STOCK
(Cost $1,125,088)		378,122

Total Investments - 144.29%
(Cost $407,732,444)		404,250,389

Assets in Excess of Other Liabilities - 3.18%		8,917,311

Leverage Facility - (47.47)%		(133,000,000)

Net Assets - 100.00%		$280,167,700

Amounts above are shown as a percentage of net assets as of March 31, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of March 31, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security is currently in default/non-income producing.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $13,053,000, which represents approximately 4.66% of net assets as of March 31, 2015.
(e)	Option to convert to pay-in-kind security.
(f)	Non-income producing security.

Blackstone / GSO Senior Floating Rate Term Fund
Notes to Quarterly Portfolio of Investments
March 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund” or “BSL”) is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”
Absent shareholder approval to extend the term of BSL, the Fund will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of the Fund. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.
BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans” together with second lien secured loans and unsecured loans, “Loans”).
BSL was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BSL is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BSL is considered an investment company for financial reporting purposes under GAAP.
Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.
Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BSL’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).
The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BSL’s perceived risk of investing in those securities.

The following table summarizes valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2015:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$5,839,865	$1,016,630	$6,856,495
Automotive	–	4,615,115	605,881	5,220,996
Capital Equipment	–	1,883,678	6,895,641	8,779,319
Construction and Building	–	8,784,611	307,531	9,092,142
Containers, Packaging and Glass	–	6,660,036	3,891,128	10,551,164
Energy, Oil and Gas	–	18,797,619	1,432,718	20,230,337
High Tech Industries	–	47,399,826	1,477,500	48,877,326
Hotels, Gaming and Leisure	–	15,514,961	1,991,301	17,506,262
Media Broadcasting and Subscription	–	4,250,535	1,675,000	5,925,535
Retail	–	27,554,079	1,987,500	29,541,579
Services - Business	–	39,594,944	3,607,393	43,202,337
Services - Consumer	–	6,792,118	654,533	7,446,651
Utilities Electric	–	19,890,772	7,686,304	27,577,076
Other	–	143,073,986	–	143,073,986
Corporate Bonds	–	19,991,062	–	19,991,062
Common Stock	–	378,122	–	378,122
Total	$–	$371,021,329	$33,229,060	$404,250,389

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2014	$29,982,000	$29,982,000
Accrued discount/premium	21,360	21,360
Return of Capital	-	-
Realized Gain/(Loss)	7,340	7,340
Change in Unrealized Appreciation/(Depreciation)	424,876	424,876
Purchases	5,936,153	5,936,153
Sales Proceeds	(2,357,685)	(2,357,685)
Transfer into Level 3	19,313,577	19,313,577
Transfer out of Level 3	(20,098,561)	(20,098,561)
Balance as of March 31, 2015	$33,229,060	$33,229,060
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2015	$(136,883)	$(136,883)

Information about Level 3 fair value measurements as of March 31, 2015:

	Fair Value at 3/31/15	Valuation Technique(s)	Unobservable Input(s)
Floating Rate Loan Interests	$33,229,060	Third-party vendor pricing service	Vendor quotes

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3.  SENIOR FLOATING RATE LOANS

BSL defines ÒSenior LoansÓ as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (ÒBorrowersÓ), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines Managed Assets as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities incurred for any leverage). At March 31, 2015, 81.60% of BSL’s Managed Assets were held in Senior Loans.

Senior Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2015, BSL had invested $46,676,218 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.  The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.  BSL had no outstanding participations as of March 31, 2015.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the ÒAgreementÓ) with a bank to borrow money pursuant to a 364‐day revolving line of credit (ÒLeverage Facility) dated October 8, 2014, to borrow up to a limit of $142 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.70% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.20% on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At March 31 2015, BSL had borrowings outstanding under its Leverage Facility of $133 million, at an interest rate of 0.88%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended March 31, 2015, the average borrowings under BSL’s Leverage Facility and the average interest rate were $133,000,000 and 0.87%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian. As of March 31, 2015, the Fund was in compliance with all required investment limitations and asset coverage requirements related to Its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which include the assets purchased through leverage. As of March 31, 2015, BSL’s leverage represented 32.19% of the Fund’s Managed Assets.

NOTE 5.  UNREALIZED APPRECIATION/(DEPRECIATION)

On March 31, 2015 based on cost of $407,732,444 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,345,677and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,827,732, resulting in net unrealized depreciation of $3,482,055.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 27, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 27, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 27, 2015